SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          June 17, 2005

ALLIED HOLDNGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	0-22276	58-0360550

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Clairemont Avenue, Suite 200, Decatur, Georgia	30030

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code                    (404) 373-4285

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.4(A) FIRST AMENDMENT TO THE ALLIED HOLDINGS,INC.,EMPLOYEE STOCK PURCHASE PLAN
EX-99.1 PRESS RELEASE DATED JUNE 17,2005

Item 1.01 Entry into a Material Definitive Agreement.

     On June 21, 2005, Allied Holdings, Inc. (the “Company”) adopted an amendment (the “Amendment”) to the Company’s Amended and Restated 1999 Employee Stock Purchase Plan (the “Plan”), to suspend the Plan, effective immediately. As a result, all payroll deductions made pursuant to the Plan shall be immediately discontinued and the entire amount of each participant’s account under the Plan will be returned to such participant and will not be used to purchase shares of the Company’s common stock. The Amendment suspends but does not terminate the Plan. As a result, the Company may recommence payroll deductions and stock purchases under the Plan at a later date by further amending the Plan.

     In addition effective immediately the Amendment terminates the twelve (12) calendar months holding period with regard to shares purchased under the Plan and eliminates any Plan restrictions on transfer on any shares outstanding or issued under the Plan.

     A copy of the Amendment is filed with this Current Report as Exhibit 10.4(a) and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On June 17, 2005, the Company filed an application with the Securities and Exchange Commission (the “Commission”) to voluntarily delist its common stock from trading on the American Stock Exchange (the “Amex”) and has requested that the Amex to suspend trading in the Company’s common stock if and at the time that the Commission grants the Company’s request to withdraw its common stock from listing. The Company expects to receive an order from the Commission with respect to its delisting application in July 2005.

     The Company anticipates that upon termination of the listing of its common stock on the Amex, its common stock will be quoted on the Over-the-Counter Bulletin Board. However, the Company can not provide any assurance that any broker will make a market in the Company’s common stock following its proposed delisting from the Amex.

     A copy of the press release announcing the filing of the delisting application with the Commission is filed with this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

10.4	(a)	First Amendment to the Allied Holdings, Inc. Amended and Restated 1999 Employee Stock Purchase Plan.
99.1		Press Release of the Company dated June 17, 2005, Regarding the Filing of the Delisting Application with the Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED HOLDINGS, INC.
Dated: June 22, 2005	By:	s/s THOMAS H. KING
		Name:	Thomas H. King
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description of Exhibit
10.4	(a)	First Amendment to the Allied Holdings, Inc. Amended and Restated 1999 Employee Stock Purchase Plan.
99.1		Press Release of the Company dated June 17, 2005, Regarding the Filing of the Delisting Application with the Commission.